[CHEMICAL LOGO]                                               EXHIBIT 10.5
                                                    ----------------------
Chemical Bank                                            Checked By
270 Park Avenue                                            (ILLEGIBLE)
New York, NY 10017-2070                             ----------------------

  Date:          February 21, 1995                  ----------------------
                                                         DOCUMENTATION
  To:            Houston Exploration                      11 MAR 1996
                                                    DERIVATIVES OPERATIONS
  Attention:     Jim Westmoreland                   ----------------------

  Facsimile No.  (713) 652-4017

  c.c.:          Tom Powers, Brooklyn Union Gas Company

  Facsimile No.  (718) 488-1781

  Re:            COMMODITY SWAP TRANSACTION - CASH-SETTLED (OUR REFERENCE NO.
                 102020)

  Ladies and Gentlemen:

       The purpose of this letter agreement is to set forth the terms and conditions of the commodity swap transaction entered into between us on the Trade Date referred to below (the "Transaction"). It constitutes a "Confirmation" as referred to in the Master Agreement specified below.

       The definitions and provisions contained in the 1993 ISDA Commodity Derivatives Definitions (the "1993 Definitions"), and in the 1991 ISDA Definitions (the "1991 Definitions") (each as published by the International Swaps and Derivatives Association, Inc. ("ISDA")), are incorporated into this Confirmation. In the event of any inconsistency between the 1993 Definitions and the 1991 Definitions, the 1993 Definitions will govern, and in the event of any inconsistency between the 1993 Definitions and this Confirmation, this Confirmation will govern. Each party represents and warrants to the other that
  (i) it is duly authorized to enter into this Transaction and to perform its obligations hereunder; and (ii) the person executing this Confirmation is duly authorized to execute and deliver it.

     1. This Confirmation supplements, forms a part of, and is subject to, the Master Agreement in the form published by ISDA (the "Agreement"), as if you and we had executed that agreement (but without any Schedule thereto) and the Agreement shall be governed by and construed in accordance with the laws of the State of New York. All provisions contained or incorporated by reference in the Agreement shall govern this Confirmation except as expressly modified below. In addition, you and we agree to use our best efforts promptly to negotiate, execute and deliver a Master Agreement (in the form published by ISDA). Upon execution and delivery by you and us of that agreement (the "Master Agreement")
(i) this Confirmation shall supplement, form a part of, and be subject to the Master Agreement and (ii) all provisions contained or incorporated by reference in the Master Agreement shall govern this Confirmation except as expressly modified below.

     2. The terms of the Transaction to which this Confirmation relates are as follows:



National Quantity per Calculation
 Period: The amount set forth for such Calculation Period on the amortization schedule attached hereto

Commodity:                                Natural Gas

Trade Date:                               February 17, 1995

Effective Date:                           March 1, 1995

Termination Date:                         November 30, 1997

Calculation Periods:                      Each calendar month during the Term of
                                          this Transaction

Payment Dates:                            Five Business Days following the
                                          determination of the Floating Price
                                          for each Calculation Period



FIXED AMOUNT DETAILS:

   Fixed Price Payer:                     Houston Exploration ("Counterparty")

   Fixed Price:                       The price set forth for each Calculation
                                      Period on the schedule attached hereto

FLOATING AMOUNT DETAILS:

   Floating Price Payer:              Chemical Bank, London Office
                                      ("Chemical")

   Commodity Reference Price:         NATURAL GAS-NYMEX


   Specified Price:                   Arithmetic average of the closing
                                      settlement price for the First Nearby
                                      Month Futures Contract for each
                                      Pricing Date in the relevant Calculation
                                      Period


   Pricing Dates:                     The last three scheduled trading dates
                                      (as set forth on the amortization
                                      schedule attached hereto), subject to
                                      revision by the NYMEX, for the First
                                      Nearby Month Futures Contract for
                                      each Calculation Period

   Alternate Commodity Reference
   Price:
              Commodity:                   Natural Gas
              Unit:                        MMBtu dry
              Price Source:                Inside FERC
              Currency:                    USD

   Specified Price:                   Price indicated under "Henry Hub Cash
                                      Price"

   Pricing Date:                      The first Commodity Business Day of
                                      each Calculation Period


   Market Disruption:

    Market Disruption Event:          Price Source Disruption

       Disruption Fallbacks:         Fallback Reference Price
                                     Negotiated Fallback
                                     Commodity Reference Dealers

Business Days:                       New York Business Days and London
                                     Business Days

Calculation Agent:                   Chemical

Credit Support Document:             None

Payments to Chemical:                Chemical Bank, New York
                                     A/C Chemical Bank, London
                                     A/C No. 400800063
                                     Ref.: Swaps

Payments to Counterparty:            [Please provide]

Other provisions:                    Counterparty agrees to deliver to
                                     Chemical an opinion of counsel in form and substance satisfactory to Chemical.

                                     Chemical and Counterparty each hereby
                                     represent to the other that:

                                     (a) it is an "eligible swap participant" as that term is defined in 17 C.F.R. 35.1(b)(2);

                                     (b) it will enter into the Master
                                     Agreement and has entered into this
                                     Transaction in conjunction with its line of business (which may include financial intermediation services);

                                      (c) the material terms of the Master
                                      Agreement and this Transaction will be, or have been, as the case may be, individually tailored and negotiated and the creditworthiness of the other party was a material consideration into its entering into the Agreement and this Transaction;

                                      (d) solely with respect to Counterparty, it is a producer, processor, or commercial user of, or a merchant handling, the commodity which is the subject of this Transaction, or the products or byproducts thereof, and that it is entering into this Transaction solely for purposes related to its business as such; and

                                      (e) solely with respect to Chemical, it
                                      was the offeror of this Transaction and
                                      that Chemical offered to enter into the
                                      Master Agreement with Counterparty and
                                      initiated their trading relationship.

Legal and Out-of-Pocket Expenses:     For each party's own account.

Governing Law:                        The laws of the State of New York

     Each party has entered into this Transaction solely in reliance on its own judgment. Neither party has any fiduciary obligation to the other party relating to this Transaction. In addition, neither party has held itself out as advising, or has held out any of its employees or agents as having the authority to advise, the other party as to whether or not the other party should enter into this Transaction, any subsequent actions relating to this Transaction or any other matters relating to this Transaction. Neither party shall have any responsibility or liability whatsoever in respect of any advice of this nature given, or views expressed, by it or any of such persons to the other party relating to this Transaction, whether or not such advice is given or such views are expressed at the request of the other party.

     Please confirm that the foregoing correctly sets forth the terms and conditions of our agreement by responding within ten (10) Business Days by either (i) returning via facsimile an executed copy of this Confirmation to the attention of Paul Kelly (facsimile no. (071) 777-4764; telephone no. (071) 777-3168) or (ii) sending a telex to Paul Kelly (telex no 898371, answer back:
CHEMBK G) substantially to the following effect: "We acknowledge receipt of your facsimile dated February 21, 1995 with respect to a Transaction with your reference no. 102020 and confirm that such facsimile correctly sets forth the terms of our agreement relating to the Transaction described therein. By (specify name and title of authorized officer)." Failure to respond within such period shall not affect the validity or enforceability of this Transaction, and shall be deemed to be an affirmation of the terms and conditions contained herein, absent manifest error.

     Chemical is pleased to have concluded this transaction with you.

                                      Very truly yours,

                                      CHEMICAL BANK



                                      By: /s/ THOMAS D. GROS
                                          --------------------------
                                          Thomas D. Gros
                                          Vice President

Accepted and confirmed as
 of the date first written:

HOUSTON EXPLORATION



By:
    ---------------------------
    Name:
    Title:

                              HOUSTON EXPLORATION

                  COMMODITY SWAP TRANSACTION REFERENCE 102020



- ----------------------------------------------------------------------------------------------------------
                                          CALCULATION                  NOTIONAL                FIXED PRICE
                                        PERIOD/DELIVERY                QUANTITY                  USD PER
PRICING DATES                                MONTH                    MMBTU DRY                   MMBTU
- ----------------------------------------------------------------------------------------------------------
February 16, 1995                         March, 1995                  424,000                    1.53
February 17, 1995
February 21, 1995
- ----------------------------------------------------------------------------------------------------------
March 21, 1995                            April, 1995                  423,000                    1.53
March 22, 1995
March 23, 1995
- ----------------------------------------------------------------------------------------------------------
April 19, 1995                             May, 1995                   422,000                    1.53
April 20, 1995
April 21, 1995
- ----------------------------------------------------------------------------------------------------------
May 19, 1995                               June, 1995                  421,000                    1.53
May 22, 1995
May 23, 1995
- ----------------------------------------------------------------------------------------------------------
June 20, 1995                              July, 1995                  420,000                    1.53
June 21, 1995
June 22, 1995
- ----------------------------------------------------------------------------------------------------------
July 20, 1995                             August, 1995                 419,000                    1.53
July 21, 1995
July 24, 1995
- ----------------------------------------------------------------------------------------------------------
August 22, 1995                         September, 1995                418,000                    1.53
August 23, 1995
August 24, 1995
- ----------------------------------------------------------------------------------------------------------
September 19, 1995                       October, 1995                 417,000                    1.53
September 20, 1995
September 21, 1995
- ----------------------------------------------------------------------------------------------------------
October 20, 1995                         November, 1995                416,000                    1.53
October 23, 1995
October 24, 1995
- ----------------------------------------------------------------------------------------------------------

                              HOUSTON EXPLORATION

                   COMMODITY TRANSACTION REFERENCE NO. 101020



- ----------------------------------------------------------------------------------------------------------
                                          CALCULATION                  NOTIONAL                FIXED PRICE
                                        PERIOD/DELIVERY                QUANTITY                  USD PER
PRICING DATES                                MONTH                    MMBTU DRY                   MMBTU
- ----------------------------------------------------------------------------------------------------------
November 17, 1995                        December, 1995                415,000                    1.53
November 20, 1995
November 21, 1995
- ----------------------------------------------------------------------------------------------------------
December 18, 1995                        January, 1996                 360,000                    1.91
December 19, 1995
December 20, 1995
- ----------------------------------------------------------------------------------------------------------
January 22, 1996                         February, 1996                347,000                    1.91
January 23, 1996
January 24, 1996
- ----------------------------------------------------------------------------------------------------------
February 20, 1996                         March, 1996                  334,000                    1.91
February 21, 1996
February 22, 1996
- ----------------------------------------------------------------------------------------------------------
March 20, 1996                            April, 1996                  321,000                    1.91
March 21, 1996
March 22, 1996
- ----------------------------------------------------------------------------------------------------------
April 18, 1996                             May, 1996                   308,000                    1.91
April 19, 1996
April 22, 1996
- ----------------------------------------------------------------------------------------------------------
May 20, 1996                               June, 1996                  295,000                    1.91
May 21, 1996
May 22, 1996
- ----------------------------------------------------------------------------------------------------------
June 19, 1996                              July, 1996                  282,000                    1.91
June 20, 1996
June 21, 1996
- ----------------------------------------------------------------------------------------------------------

                              HOUSTON EXPLORATION

                  COMMODITY TRANSACTION REFERENCE NO. 101020



- ----------------------------------------------------------------------------------------------------------
                                          CALCULATION                  NOTIONAL                FIXED PRICE
                                        PERIOD/DELIVERY                QUANTITY                  USD PER
PRICING DATES                                MONTH                    MMBTU DRY                   MMBTU
- ----------------------------------------------------------------------------------------------------------
July 22, 1996                             August, 1996                 269,000                    1.91
July 23, 1996
July 24, 1996
- ----------------------------------------------------------------------------------------------------------
August 20, 1996                         September, 1996                256,000                    1.91
August 21, 1996
August 22, 1996
- ----------------------------------------------------------------------------------------------------------
September 19, 1996                       October, 1996                 243,000                    1.91
September 20, 1996
September 23, 1996
- ----------------------------------------------------------------------------------------------------------
October 22, 1996                         November, 1996                230,000                    1.91
October 23, 1996
October 24, 1996
- ----------------------------------------------------------------------------------------------------------
November 18, 1996                        December, 1996                217,000                    1.91
November 19, 1996
November 20, 1996
- ----------------------------------------------------------------------------------------------------------
December 16, 1996                        January, 1997                 215,000                    1.99
December 17, 1996
December 18, 1996
- ----------------------------------------------------------------------------------------------------------
January 21, 1997                         February, 1997                213,000                    1.99
January 22, 1997
January 23, 1997
- ----------------------------------------------------------------------------------------------------------
February 18, 1997                         March, 1997                  211,000                    1.99
February 19, 1997
February 20, 1997
- ----------------------------------------------------------------------------------------------------------

                              HOUSTON EXPLORATION

                   COMMODITY TRANSACTION REFERENCE NO. 101020



- ----------------------------------------------------------------------------------------------------------
                                          CALCULATION                  NOTIONAL                FIXED PRICE
                                        PERIOD/DELIVERY                QUANTITY                  USD PER
PRICING DATES                                MONTH                    MMBTU DRY                   MMBTU
- ----------------------------------------------------------------------------------------------------------
March 20, 1997                            April, 1997                  209,000                    1.99
March 21, 1997
March 24, 1997
- ----------------------------------------------------------------------------------------------------------
April 21, 1997                             May, 1997                   207,000                    1.99
April 22, 1997
April 23, 1997
- ----------------------------------------------------------------------------------------------------------
May 19, 1997                               June, 1997                  205,000                    1.99
May 20, 1997
May 21, 1997
- ----------------------------------------------------------------------------------------------------------
June 19, 1997                              July, 1997                  203,000                    1.99
June 20, 1997
June 23, 1997
- ----------------------------------------------------------------------------------------------------------
July 22, 1997                             August, 1997                 201,000                    1.99
July 23, 1997
July 24, 1997
- ----------------------------------------------------------------------------------------------------------
August 19, 1997                         September, 1997                199,000                    1.99
August 20, 1997
August 21, 1997
- ----------------------------------------------------------------------------------------------------------
September 19, 1997                       October, 1997                 197,000                    1.99
September 22, 1997
September 23, 1997
- ----------------------------------------------------------------------------------------------------------
October 21, 1997                         November, 1997                195,000                    1.99
October 22, 1997
October 23, 1997
- ----------------------------------------------------------------------------------------------------------

                              HOUSTON EXPLORATION

                  COMMODITY TRANSACTION REFERENCE NO. 101020



- ----------------------------------------------------------------------------------------------------------
                                          CALCULATION                  NOTIONAL                FIXED PRICE
                                        PERIOD/DELIVERY                QUANTITY                  USD PER
PRICING DATES                                MONTH                    MMBTU DRY                   MMBTU
- ----------------------------------------------------------------------------------------------------------
November 17, 1997                        December, 1997                193,000                    1.99
November 18, 1997
November 19, 1997
- ----------------------------------------------------------------------------------------------------------